EXHIBIT 10.7


                                OPTION AGREEMENT


        This Option Agreement is made as of _______________, 1999, by and between Pathnet Telecommunications, Inc., a Delaware corporation (the "Company"), and Colonial Pipeline Company, a Delaware and Virginia corporation ("Colonial").

                              W I T N E S S E T H:

        WHEREAS, on November __, 1999, the parties hereto entered into that certain Contribution Agreement (the "Contribution Agreement") pursuant to which Colonial has agreed to contribute to the Company cash and certain property, on the terms and conditions described therein; and

        WHEREAS, in consideration for such contributions, the Company has agreed to issue to Colonial certain shares of the Company's Series D Convertible Preferred Stock, par value $0.01 per share ("Series D Preferred Stock") and certain shares of the Company's Series E Convertible Preferred Stock, par value $0.01 per share ("Series E Preferred Stock"); and

        WHEREAS, pursuant to the Contribution Agreement, the Company has also agreed to grant (a) an option to purchase additional shares of its Series E Convertible Preferred Stock, to be exercised by Colonial (with the approval of the Company if above the level specified herein) or to be assigned by Colonial to certain Designated Entities (as defined below) and (b) an option to purchase shares of its common stock (the "Common Stock") to Colonial if the Company pursues an Initial Public Offering (as defined below), subject to the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.      Grant of Options.

                (a) In consideration of $1,000,000 paid by Colonial by electronic wire transfer to the Company upon execution of this Agreement, the Company hereby grants to Colonial the right and option (the "Preferred Stock Option") to purchase from the Company all or any part of an aggregate of 1,593,082 shares of Series E Preferred Stock, subject to, and in accordance with, the terms and conditions set forth in this Agreement. Subject to the provisions of Section 6, Colonial may assign the Preferred Stock Option in whole or in part to one or more of the entities listed on Exhibit B attached hereto and incorporated herein (the "Designated Entities" and, to the extent Colonial so assigns a portion of the Preferred Stock Option to a Designated Entity, such Designated Entity is sometimes referred to herein as a "Permitted Purchaser") by providing written notice to the Company of the name and address of the assignee and the number of shares subject to the Preferred Stock Option assigned to such assignee (the "Assigned Option Shares"). To the extent the Preferred Stock Option is exercised by Colonial for more than 455,166 shares of Series E Preferred Stock, the exercise with respect to shares in excess of that amount shall require the prior written consent of the Company, which may be withheld in the Company's sole discretion. Any assignment to, or exercise by, a Designated Entity shall not require the prior written consent of the Company. The grant may be exercised in whole or in part, but in no event shall the aggregate number of shares issued to Colonial and the Designated Entities pursuant to the exercise of the Preferred Stock Option exceed such 1,593,082 shares of Series E Preferred Stock (subject to adjustment as provided herein).

                (b) For value received, the Company hereby grants Colonial the right and option (the "Common Stock Option") to purchase from the Company up to a whole number of shares of Common Stock equal to ten percent (10%) of the total number of shares of Common Stock actually sold in the Company's Initial Public
Offering (excluding any shares issuable upon exercise of any over-allotment option granted to the underwriters of the Initial Public Offering), subject to, and in accordance with, the terms and conditions set forth in this Agreement. As used herein, "Initial Public Offering" means the closing of a firm commitment
underwritten   initial  public  offering  for  cash  pursuant  to  an  effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder from time to time, covering the offer and sale of the Company's Common Stock to the public. Any shares of Common Stock acquired by Colonial pursuant to this Section 1(b) shall be subject to the registration rights granted to Colonial pursuant to the Stockholders Agreement of even date herewith among the Company and certain of its stockholders (the "Stockholders Agreement").

        2.      Term of Options.

                (a) The Preferred Stock Option shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5:00 p.m. on the date (the "Expiration Date") that is the earlier of (i) the date that is the later to occur of (1) the 120th day after the Agreement Date (as such term is defined in the Contribution Agreement), and (2) the 15th day after the Initial Closing Date (as such term is defined in the Contribution Agreement); or
(ii) 15 days after the filing by the Company of a registration statement under the Securities Act, for an Initial Public Offering; provided, however, that on and after the date that is the later to occur of (A) the 90th day after the Agreement Date, and (B) the 15th day after the Initial Closing Date, the
Preferred Stock Option shall be exercisable solely in connection with the concurrent execution by and between the Company and such of the Permitted Purchasers as shall seek to exercise such Preferred Stock Option of a mutually acceptable agreement providing for the purchase, use, lease or other acquisition by the Company of telecommunications network right-of-way rights from such Permitted Purchasers, on such terms as the Company and such Permitted Purchaser or Permitted Purchasers may agree.

                (b) Colonial may exercise the Common Stock Option solely in connection with the Company's Initial Public Offering.

        3.      Exercise Price.

                (a) The price at which the Preferred Stock Option may be exercised (the "Preferred Exercise Price") shall be $21.97 per share of Series E Preferred Stock, as adjusted from time to time pursuant to Section 12 hereof.



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

                (b) The price at which the Common Stock Option may be exercised (the "Common Exercise Price") shall be ninety percent (90%) of the initial price per share to the public of the Common Stock being offered in the Company's Initial Public Offering, as reflected on the cover page of the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b).

        4.      Exercise of Options.

                (a) The  purchase  rights  represented  by the  Preferred  Stock
Option are exercisable solely by Colonial or, upon assignment, one or more Permitted Purchasers at any time up to the Expiration Date for (i) all or a portion of the shares of Series E Preferred Stock specified in Section 1(a), if exercised by Colonial, or (ii) all or a portion of its respective Assigned Option Shares, if exercised by a Permitted Purchaser; provided, however, that the prior written consent of the Company, which consent may be withheld in the Company's sole discretion, shall be required with respect to the exercise by Colonial in its own name and on its own behalf of options with respect to more than 455,166 Series E Preferred Shares. To exercise the Preferred Stock Option, each Permitted Purchaser (or Colonial, as the case may be, with the prior written consent of the Company in the Company's sole discretion) shall deliver written notice thereof (the "Exercise Notice") to the Company in the form attached hereto as Exhibit A duly completed and executed by such Permitted Purchaser (or Colonial, as the case may be). Colonial or a Permitted Purchaser that exercises its option as described in this Section 4(a) (and, with respect to Colonial, receives the prior written consent of the Company) is sometimes referred to as a "Purchaser."

                (b) The purchase rights represented by the Common Stock Option are exercisable by Colonial, in whole or in part (and Colonial may specify in such exercise notice, in lieu of or in addition to a percentage of shares, a maximum aggregate amount of its investment, from which its percentage shall be derived), in connection with an Initial Public Offering, by written notice by Colonial delivered to the Company not less than 10 days prior to the filing of a registration statement by the Company in connection with an Initial Public Offering setting forth any maximum aggregate investment amount as to which Colonial is exercising its Common Stock Option, and, subject to any such maximum, Colonial's desired number of shares in respect of which Colonial is exercising its Common Stock Option. The Company shall notify Colonial in writing at least 30 days prior to the filing of a registration statement for an Initial Public Offering (and shall advise Colonial as promptly as practicable of any delay in the expected date for filing).

        5.      Closing of the Purchase.

                (a) The closing of any purchase of Series E Preferred Stock pursuant to exercise of the Preferred Stock Option (the "Preferred Stock Closing") shall be held at the offices of the Company on a date agreed to by the Company and the Purchaser, but not later than thirty (30) days following delivery of the Exercise Notice.

                (b) The closing of any purchase of Common Stock pursuant to exercise of the Common Stock Option (the "Common Stock Closing") shall be held at the offices of the Company on or as soon as reasonably practicable following the closing date of the Initial Public Offering in respect of which the option was so exercised.

                (c)     At the Preferred Stock Closing:



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

                (i) The Company shall deliver to each Purchaser one or more certificates representing the shares of Series E Preferred Stock to be purchased by such Purchaser;

                (ii) Each Purchaser shall deliver to the Company a signed certificate, dated as of the date of the Closing as described in Section 7;

                (iii) Each Purchaser and the Company shall execute and deliver a written agreement, whereby the Purchaser shall agree to become a party to and bound by the terms of the Stockholders Agreement and the Company shall grant to such Purchaser the rights and benefits of a "Stockholder" as such term is defined in the Stockholders Agreement; and

                (iv) Payment of the purchase price for the Series E Preferred Stock shall be made by wire transfer of immediately available funds to an account designated by the Company in an amount equal to (A) the number of shares of Series E Preferred Stock specified by the Purchaser in its Exercise Notice, multiplied by (B) the Preferred Exercise Price.

        (d)     At the Common Stock Closing:

                (i)  The  Company   shall   deliver  to  Colonial  one  or  more
certificates representing the shares of Common Stock to be purchased pursuant to exercise of the Common Stock Option; and

                (ii) Payment of the purchase price for the Common Stock shall be made by wire transfer of immediately available funds to an account designated by the Company in an amount equal to (A) the number of shares of Common Stock specified by Colonial in its notice delivered pursuant to Section 4(b), multiplied by (B) the Common Exercise Price.

        6. Transferability. Colonial shall not assign, hypothecate, donate, encumber, transfer or otherwise dispose of any interest in the Series E Preferred Stock or Common Stock of the Company, and shall not assign all or any portion of the Preferred Stock Option, except in compliance with the provisions herein, the Stockholders Agreement, and applicable securities laws. Without limitation of the foregoing, Colonial shall not assign all or any portion of the Preferred Stock Option except (i) to a Designated Entity that agrees in writing to be bound by the terms of this Option Agreement in the same manner that Colonial is bound (including, without limitation, this Section 6, but excluding the restrictions upon Colonial's direct exercise of the Preferred Stock Option, which apply only to Colonial and any successor entity thereto), and (ii) on the condition that Colonial provides to the Company an opinion of counsel, in form and substance to the reasonable satisfaction of the Company, to the effect that such assignment and the issuance of any Series E Preferred Stock or Common Stock upon exercise of the Preferred Stock Option by the assignee will not require registration of such securities under the Securities Act of 1933 or any applicable state securities law.

        7.      Representations and Warranties.



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

                (a) At the Preferred Stock Closing, as a condition thereto, each Purchaser shall deliver to the Company a certificate representing and warranting the following in connection with the acquisition of Series E Preferred Stock by such Purchaser pursuant to the exercise of the Preferred Stock Option:

                        (i) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information from the Company about the Company to reach an informed and knowledgeable decision to acquire the Series E Preferred Stock. The Purchaser is purchasing the Series E Preferred Stock for investment for its own account only and not as a nominee for any party and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act (except as contemplated by Section 10).

                        (ii) The Purchaser understands that Series E Preferred Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of such Purchaser's investment intent as expressed herein.

                        (iii) The Purchaser further understands that the Series E Preferred Stock must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Series E Preferred Stock except as set forth in the Stockholders Agreement. The Purchaser understands that the certificate evidencing the Series E Preferred Stock (and any Common Stock received upon conversion thereof) will be imprinted with the following legend which prohibits its transfer unless it is registered or such registration is not required in the opinion of counsel for the Company.

                THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

                (b) The Company hereby represents and warrants to Colonial and each Purchaser, as of the date hereof and as of the date of the Preferred Stock Closing, as follows:

                        (i) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Series E Preferred Stock and to carry out the provisions of this Agreement.

                        (ii) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Preferred Stock Closing and the authorization, sale, issuance and delivery of the Series E Preferred Stock has been taken or will be taken prior to the Preferred Stock Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of the Company, enforceable in accordance with its terms.

                        (iii) When issued in compliance with the provisions of this Agreement, the Series E Preferred Stock will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Series E Preferred Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

                (c) The Company hereby represents and warrants to Colonial, as of the date hereof and as of the date of the Common Stock Closing, as follows:

                        (i) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Common Stock and to carry out the provisions of this Agreement.

                        (ii) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Common Stock Closing and the authorization, sale, issuance and delivery of the Common Stock has been taken or will be taken prior to the Common Stock Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of the Company, enforceable in accordance with its terms.

                        (iii) When issued in compliance with the provisions of this Agreement, the Common Stock will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Common Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

        8.      Conditions to Obligations of the Company.

                (a) The Company's obligation to issue and sell the Series E Preferred Stock at the Preferred Stock Closing is subject to the satisfaction, on or prior to such Preferred Stock Closing, of the following conditions:

                        (i) The representations and warranties in Section 7(a) shall be true and correct in all material respects at the date of the Preferred Stock Closing.

                        (ii) The Purchaser shall have performed and complied with all agreements and conditions required to be performed or complied with by Purchaser under this Agreement on or before the Preferred Stock Closing.

                        (iii) As of the Preferred Stock Closing, the sale and issuance of the Series E Preferred Stock shall be legally permitted by all laws and regulations to which any Purchaser and the Company are subject.

                        (iv) The Purchaser shall have executed and delivered the Stockholders Agreement as provided herein.

                (b) The Company's obligation to issue and sell the Common Stock at the Common Stock Closing is subject to the satisfaction, on or prior to such Common Stock Closing, of the following conditions:

                        (i) Colonial shall have performed and complied with all agreements and conditions required to be performed or complied with by Colonial under this Agreement and the Contribution Agreement on or before the Common Stock Closing.

                        (ii) As of the Common Stock Closing, the sale and issuance of the Common Stock shall be legally permitted by all laws and regulations to which Colonial and the Company are subject.

                        (iii) A registration statement relating to the Initial Public Offering shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Securities and Exchange Commission.

        9. Rights of Stockholders. With respect to the Series E Preferred Stock and Common Stock subject to option hereunder, neither Colonial nor any Permitted Purchaser shall be entitled to vote or receive dividends or be deemed the holder of such Series E Preferred Stock or Common Stock until the Preferred Stock Option or Common Stock Option shall have been exercised as provided herein. In addition, nothing contained herein be construed to confer upon Colonial nor any Permitted Purchaser, by virtue of their ownership of the Preferred Stock Option or Common Stock Option, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Preferred Stock Option or the Common Stock Option shall have been exercised as provided herein.

        10. Consulting Agreement. Notwithstanding anything contained herein or in any certificate delivered hereunder or under the Contribution Agreement or any of the documents, instruments or agreements executed in connection with such Contribution Agreement, the Company acknowledges that certain of the Designated Entities have entered into, or may in the future enter into, Consulting Agreements with Colonial pursuant to which Colonial shall be entitled to receive from such Designated Entities certain consideration, which may include shares of the Company's Preferred Stock, upon the conditions specified in the Consulting Agreements.

        11.     Reservation of Stock.

                (a) The Company covenants that during the term the Preferred Stock Option is exercisable, the Company will reserve from its authorized and unissued Series E Preferred Stock a sufficient number of shares to provide for the issuance of Series E Preferred Stock upon the exercise of the Preferred Stock Option (and shares of its Common Stock for issuance on conversion of such Series E Preferred Stock) and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Series E Preferred Stock issuable upon exercise of the Preferred Stock Option (and shares of its Common Stock for issuance on conversion of such Series E Preferred Stock). The Company further covenants that all shares that may be issued upon the exercise of rights represented by the Preferred Stock Option or the Common Stock Option and payment of the Preferred Exercise Price or Common Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

                (b) The Company will use its best efforts to direct for sale to Colonial in the Initial Public Offering as many shares as Colonial may request, subject to any restrictions imposed by the National Association of Securities Dealers and subject to the best advice of the underwriters of the Initial Public Offering.

        12. Dilution. In the event that prior to the delivery by the Company of the shares of Series E Preferred Stock in respect of which the Preferred Stock Option is granted, the outstanding shares of Series E Preferred Stock, including any Common Stock into which the Series E Preferred Stock shall be convertible, shall be changed in number or class or exchanged for a different number or kind of shares of stock or other securities of the Company, whether by reason of recapitalization, reclassification, reorganization, combination, stock split or reverse stock split, or payment of a stock dividend or other similar change in capitalization, the number and kind of shares of Series E Preferred Stock subject to the Preferred Stock Option shall be adjusted in a manner set forth in
Section 5.3.4(e) and (f)(ii) of the Certificate of Incorporation so that the Preferred Stock Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable if the Preferred Stock Option had been exercised immediately prior to such recapitalization, reclassification, reorganization, combination, stock split or reverse stock split, or payment of a stock dividend or other similar change in capitalization. For purposes of the foregoing, the "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company as amended and/or restated and effective immediately prior to the change in terms of the Company's Series E Preferred Stock.

        13. Series D Preferred Stock. The Company and one or more Designated Entities, may, but are not required to, hereafter enter into agreements for the issuance of stock of the Company in exchange for a contribution of rights-of-way rights from such Designated Entities. In the event that the Company and such Designated Entities enter into such agreement, Colonial and the Company hereby agree that, between the date of this Option Agreement and the

Expiration Date, unless the parties otherwise agree, (a) the type of stock delivered to such Designated Entity shall be Series D Preferred Stock, (b) the purchase price per share for such Series D Preferred Stock shall be $21.97, and
(c) the Company and the Designated Entity shall execute and deliver a written agreement pursuant to which the Designated Entity shall become a party to and bound by the terms of the Stockholders Agreement such that such Designated Entity shall have the rights and benefits of a "Stockholder" as such is defined in the Stockholders Agreement.

        14.     Miscellaneous.

                (a) Transfer and Similar Taxes. All stock, stamp, transfer, registration or similar taxes or duties, if any, resulting from the purchase of Series E Preferred Stock or Common Stock pursuant to this Agreement shall be paid by the Purchaser acquiring such shares.

                (b) Authorized Signatories. The persons executing this Agreement for and on behalf of Colonial and the Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

                (c) Successors and Assigns. Except as provided in Sections 1 and 6, this Agreement may not be assigned, delegated or otherwise transferred by either party without the written consent of the other party. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                (f) Descriptive Headings: Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings ascribed to them in the Contribution Agreement.

                (g) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

                (h) Amendment. No change or addition shall be made to this Agreement except by a written agreement executed by Colonial and the Company.

                (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties hereto at the address indicated below:

            If to Colonial:

            Colonial Pipeline Company
            945 East Paces Ferry Road, NE
            Atlanta, Georgia 30326-1125
            Attn:  General Counsel
            Fax:  404-841-2315

            With a copy to (which shall not constitute notice):

            Arnall Golden & Gregory, LLP
            2800 One Atlantic Center
            1201 West Peachtree Street
            Atlanta, Georgia 30309-3450
            Attn:  Donald I. Hackney, Jr., Esq.
            Fax:  404-873-8639

            If to a Permitted Purchaser:

            At the address provided by Colonial pursuant to Section 1(a) above

            If to the Company to:

            Pathnet Telecommunications, Inc.
            1015 31st Street, N.W.
            Washington, D.C.  20007
            Attn:  General Counsel
            Fax:  202-625-7369

            With a copy to (which shall not constitute notice):

            Covington & Burling
            1201 Pennsylvania Avenue., N.W.
            P.O. Box 7566
            Washington, D.C.  20044
            Attn:  Bruce S. Wilson, Esq.
            Fax:  202-662-6291
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                (j) Complete Agreement. This Agreement represents the entire agreement between Colonial and the Company covering everything agreed upon or understood in this transaction and all other prior agreements, written or oral are merged into this Agreement. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof in effect between the parties.







                            [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement on the date first written above.

                                  PATHNET TELECOMMUNICATIONS, INC.
                                   /s/ Richard Jalkut
                                  ------------------------------------


                                  By:
                                     ---------------------------------
                                  Its: CEO
                                      --------------------------------

                                  COLONIAL PIPELINE COMPANY

                                  ------------------------------------


                                  By:/s/ D.L. Lemmon
                                     ---------------------------------
                                  Its: D.L. Lemmon, President and
                                      --------------------------------
                                        Chief Executive Officer